UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 10, 2004

Deutsche Mortgage & Asset Receiving Corporation (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 2004, relating to the COMM 2004-LNB2 Commercial Mortgage Pass-Through Certificates)
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-08328-04 (Commission File Number)	04-3310019 (IRS Employer Identification No.)
60 Wall Street, New York, New York (Address of principal executive offices)	10005 (Zip Code)

Registrant's telephone number, including area code 212-250-2500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This current report on Form 8-K relates to the monthly distribution reported to the holders of Deutsche Mortgage & Asset Receiving Corporation Commercial Mortgage Pass-Through Certificates, Series COMM 2004-LNB2, which was made on December 10, 2004.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Monthly distribution reports pursuant to section 4.02 of the Pooling and Servicing Agreement for the distribution on December 10, 2004.

(Exhibit No. Description)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LASALLE BANK NATIONAL ASSOCIATION, IN ITS CAPACITY AS BOND ADMINISTRATOR UNDER THE POOLING AND SERVICING AGREEMENT ON BEHALF OF DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION, REGISTRANT

By: /s/ Russell Goldenberg Russell Goldenberg Group Senior Vice President

Date: December 15, 2004
Deutsche Mortgage & Asset Receiving Corporation
COMM 2004-LNB2
Commercial Mortgage Pass-Through Certificates
ABN AMRO Acct: 721731.1
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Dec-04
10-Dec-04
10-Nov-04
10-Jan-05
30-Nov-04
Administrator:
Mitchell Brumwell 312.904.6858
mitch.brumwell@abnamro.com
Analyst:
Luis Clemente 714.259.6268
Luis.Clemente@abnamro.com
Statement Date:
135 S. LaSalle Street, Suite 1625
Chicago, IL 60603
USA
Statements to Certificateholders
Cash Reconciliation Summary
Bond Interest Reconciliation
Shortfall Summary Report
Rating Information
Asset-Backed Facts ~ 15 Month Loan Status Summary
Asset-Backed Facts ~ 15 Month Loan Payoff/Loss Summary
Defeased Loans
Delinquent Loan Detail
Historical Collateral Prepayment
Page 2-5

Page 9-10

Page 14-15

Loan Level Detail
Specially Serviced (Part I) - Loan Detail
Specially Serviced (Part II) - Servicer Comments
Historical REO Report
Modified Loan Detail
Appraisal Reduction Detail
Appraisal Reduction Detail
Page 17-20

Page(s)
Information is available for this issue from the following sources
Issue Id:
Monthly Data File
Name:
COM4LNB2
COM4LNB2_200412_3.ZIP
Closing Date:
First Payment Date:
Rated Final Payment: Date:
17-Mar-04
12-Apr-04
10-Mar-39
Realized Loss Detail

Parties to The Transaction
Depositor: Deutsche Mortgage & Asset Receiving Corporation
Underwriter: Deutsche Bank Securities Inc.
Master Servicer: GMAC Commercial Mortgage Corporation
Special Servicer: Lennar Partners, Inc.
Rating Agency: Fitch, Inc./Standard & Poor's/Dominion Bond Rating Service Limited
800.246.5761
LaSalle Factor Line
LaSalle Web Site
Servicer Web Site
www.gmaccm.com
www.etrustee.net

08-Dec-2004 - 09:47 (P923 - P969) (c) 2004 LaSalle Bank N.A.

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.581057%
10-Dec-04
10-Dec-04
10-Nov-04
10-Jan-05
30-Nov-04
Deutsche Mortgage & Asset Receiving Corporation
COMM 2004-LNB2
Commercial Mortgage Pass-Through Certificates
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
100
Upper-Tier REMIC
Statement Date:
ABN AMRO Acct: 721731.1
842.559297750
8.109727000
0.000000000
834.449570750
2.081121500
Fixed
0.00
0.00
0.000000000
2.96400000%
0.000000000
20047AAA8
A-1
80,000,000.00
67,404,743.82
648,778.16
0.00
66,755,965.66
166,489.72
1000.000000000
0.000000000
0.000000000
1000.000000000
3.000000000
Fixed
0.00
0.00
0.000000000
3.60000000%
0.000000000
20047AAB6
A-2
129,524,000.00
129,524,000.00
0.00
0.00
129,524,000.00
388,572.00
1000.000000000
0.000000000
0.000000000
1000.000000000
3.517500000
Fixed
0.00
0.00
0.000000000
4.22100000%
0.000000000
20047AAC4
A-3
157,596,000.00
157,596,000.00
0.00
0.00
157,596,000.00
554,343.93
1000.000000000
0.000000000
0.000000000
1000.000000000
3.929166661
Fixed
0.00
0.00
0.000000000
4.71500000%
0.000000000
20047AAD2
A-4
466,533,000.00
466,533,000.00
0.00
0.00
466,533,000.00
1,833,085.91
1000.000000000
0.000000000
0.000000000
1000.000000000
4.016666535
4.820000000%
0.00
0.00
0.000000000
4.82000000%
0.000000000
20047AAE0
B
25,298,000.00
25,298,000.00
0.00
0.00
25,298,000.00
101,613.63
1000.000000000
0.000000000
0.000000000
1000.000000000
4.057500519
4.869000000%
0.00
0.00
0.000000000
4.86900000%
0.000000000
20047AAF7
C
9,638,000.00
9,638,000.00
0.00
0.00
9,638,000.00
39,106.19
1000.000000000
0.000000000
0.000000000
1000.000000000
4.111666926
4.934000000%
0.00
0.00
0.000000000
4.93400000%
0.000000000
20047AAG5
D
19,275,000.00
19,275,000.00
0.00
0.00
19,275,000.00
79,252.38
1000.000000000
0.000000000
0.000000000
1000.000000000
4.464166963
5.357000000%
0.00
0.00
0.000000000
5.35700000%
0.000000000
20047AAH3
E
8,433,000.00
8,433,000.00
0.00
0.00
8,433,000.00
37,646.32
1000.000000000
0.000000000
0.000000000
1000.000000000
4.616666321
5.540000000%
0.00
0.00
0.000000000
5.54000000%
0.000000000
20047BAC2/U2021QAC4/20047BAS7
F
9,638,000.00
9,638,000.00
0.00
0.00
9,638,000.00
44,495.43
1000.000000000
0.000000000
0.000000000
1000.000000000
4.616666667
5.540000000%
0.00
0.00
0.000000000
5.54000000%
0.000000000
20047BAD0/U2021QAD2/20047BAT5
G
10,842,000.00
10,842,000.00
0.00
0.00
10,842,000.00
50,053.90
1000.000000000
0.000000000
0.000000000
1000.000000000
4.619536986
5.543458687%
0.00
0.00
0.000000000
5.54344482%
0.000000000
20047BAE8/U2021QAE0/20047BAU2
H
10,842,000.00
10,842,000.00
0.00
0.00
10,842,000.00
50,085.02
1000.000000000
0.000000000
0.000000000
1000.000000000
4.164166840
4.997000000%
0.00
0.00
0.000000000
4.99700000%
0.000000000
20047BAF5/U2021QAF7/20047BAV0
J
4,819,000.00
4,819,000.00
0.00
0.00
4,819,000.00
20,067.12
1000.000000000
0.000000000
0.000000000
1000.000000000
4.164166667
4.997000000%
0.00
0.00
0.000000000
4.99700000%
0.000000000
20047BAG3/U2021QAG5/20047BAW8
K
6,024,000.00
6,024,000.00
0.00
0.00
6,024,000.00
25,084.94
1000.000000000
0.000000000
0.000000000
1000.000000000
4.164167128
4.997000000%
0.00
0.00
0.000000000
4.99700000%
0.000000000
20047BAH1/U2021QAH3/20047BAX6
L
3,614,000.00
3,614,000.00
0.00
0.00
3,614,000.00
15,049.30
1000.000000000
0.000000000
0.000000000
1000.000000000
4.164166840
4.997000000%
0.00
0.00
0.000000000
4.99700000%
0.000000000
20047BAJ7/U2021QAJ9/20047BAY4
M
4,819,000.00
4,819,000.00
0.00
0.00
4,819,000.00
20,067.12
1000.000000000
0.000000000
0.000000000
1000.000000000
4.164167704
4.997000000%
0.00
0.00
0.000000000
4.99700000%
0.000000000
20047BAK4/U2021QAK6/20047BAZ1
N
2,409,000.00
2,409,000.00
0.00
0.00
2,409,000.00
10,031.48
08-Dec-2004 - 09:47 (P923 - P969) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.581057%
10-Dec-04
10-Dec-04
10-Nov-04
10-Jan-05
30-Nov-04
Deutsche Mortgage & Asset Receiving Corporation
COMM 2004-LNB2
Commercial Mortgage Pass-Through Certificates
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
100
Upper-Tier REMIC
Statement Date:
ABN AMRO Acct: 721731.1
1000.000000000
0.000000000
0.000000000
1000.000000000
4.164165975
4.997000000%
0.00
0.00
0.000000000
4.99700000%
0.000000000
20047BAL2/U2021QAL4/20047BBA5
O
1,205,000.00
1,205,000.00
0.00
0.00
1,205,000.00
5,017.82
1000.000000000
0.000000000
0.000000000
1000.000000000
4.146269518
4.997000000%
0.00
)
(237.17
)
(0.017897010
4.99700000%
0.000000000
20047BAM0/U2021QAM2/20047BBB3
P
13,251,934.00
13,251,934.00
0.00
0.00
13,251,934.00
54,946.09
986.931140560
0.000000000
0.000000000
986.257967227
0.034183695
0.041585335%
0.00
0.00
0.000000000
0.04156363%
0.000000000
N
20047BAA6/U2021QAA8/20047BAQ1
X-1
963,760,934.00
951,165,677.82
0.00
0.00
950,516,899.66
32,944.91
998.141928972
0.000000000
0.000000000
997.445225260
0.929708723
1.116727773%
0.00
0.00
0.000000000
1.11772729%
0.000000000
N
20047BAB4/U2021QAB6/20047BAR9
X-2
931,211,000.00
929,480,743.82
0.00
0.00
928,831,965.66
865,754.99
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
20047BAN8
R
0.00
0.00
0.00
0.00
0.00
0.00
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
20047BAP3
LR
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
)
(237.17
963,760,934.00
951,165,677.82
5,042,486.36
Total
950,516,899.66
648,778.16
0.00
4,393,708.20
08-Dec-2004 - 09:47 (P923 - P969) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 0
Per $ 0
Per $ 0
Per $ 0
Per $ 0
Per $ 0
Per $ 0
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.581057%
10-Dec-04
10-Dec-04
10-Nov-04
10-Jan-05
30-Nov-04
Deutsche Mortgage & Asset Receiving Corporation
COMM 2004-LNB2
Commercial Mortgage Pass-Through Certificates
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
100
Loan REMIC
Statement Date:
ABN AMRO Acct: 721731.1
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
5.45701000%
0.000000000
AFR-BOA
85,000,000.00
76,768,873.05
0.00
0.00
76,768,873.05
349,107.09
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
LR
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
85,000,000.00
76,768,873.05
349,107.09
Total
76,768,873.05
0.00
0.00
349,107.09
08-Dec-2004 - 09:47 (P923 - P969) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Per $ 1000
Next Rate(3)
WAC:
WAMM:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
5.581057%
10-Dec-04
10-Dec-04
10-Nov-04
10-Jan-05
30-Nov-04
Deutsche Mortgage & Asset Receiving Corporation
COMM 2004-LNB2
Commercial Mortgage Pass-Through Certificates
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
100
Grantor Trust
Statement Date:
ABN AMRO Acct: 721731.1
0.000000000
0.000000000
0.000000000
0.000000000
0.000000000
0.00
0.00
0.000000000
N/A
0.000000000
20047BAP3
LR
0.00
0.00
0.00
0.00
0.00
0.00
Total P&I Payment
0.00
0.00
0.00
0.00
0.00
Total
0.00
0.00
0.00
0.00
08-Dec-2004 - 09:47 (P923 - P969) (c) 2004 LaSalle Bank N.A.

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Deutsche Mortgage & Asset Receiving Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Dec-04
10-Dec-04
10-Nov-04
10-Jan-05
30-Nov-04
COMM 2004-LNB2
Commercial Mortgage Pass-Through Certificates
ABN AMRO Acct: 721731.1
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
3,779,078.84
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
4,420,291.15
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Misc. Fees
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
)
(2,198.01
0.00
0.00
0.00
)
(237.18
)
(237.18
4,395,372.74
)
(1,141.40
)
(523.14
0.00
0.00
)
(1,664.54
484,404.35
164,373.81
648,778.16
0.00
0.00
0.00
0.00
0.00
0.00
648,778.16
5,044,150.90
5,042,486.36
951,165,678.77
90
648,778.16
0.00
0
0.00
0.00
0
0.00
0
950,516,900.61
90
207,254.90
1,107,649.30
164,373.81
641,212.32
164,373.81
641,212.32
22,483.23
0.00
0.00
3,466.81
25,950.04
0.00
0.00
0.00
0.00
0.00
0.00
0.00
)
(22,483.23
4,393,708.20
Interest Not Advanced (
Current Period
)
0.00
641,212.32
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
)
(1,107,649.30
)
(207,254.90
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)

08-Dec-2004 - 09:47 (P923 - P969) (c) 2004 LaSalle Bank N.A.

Deutsche Mortgage & Asset Receiving Corporation
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Dec-04
10-Dec-04
10-Nov-04
10-Jan-05
30-Nov-04
COMM 2004-LNB2
Commercial Mortgage Pass-Through Certificates
ABN AMRO Acct: 721731.1
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Credit Support
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Interest (2)
Payment
Amount
PPIS
Interest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Statement Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
0.00
0.00
0.00
0.00
0.00
A-1
30
166,489.72
166,489.72
166,489.72
0.00
13.50%
13.69%
30/360
2.964000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-2
30
388,572.00
388,572.00
388,572.00
0.00
13.50%
13.69%
30/360
3.600000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-3
30
554,343.93
554,343.93
554,343.93
0.00
13.50%
13.69%
30/360
4.221000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
A-4
30
1,833,085.91
1,833,085.91
1,833,085.91
0.00
13.50%
13.69%
30/360
4.715000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
B
30
101,613.63
101,613.63
101,613.63
0.00
10.88%
11.03%
30/360
4.820000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
C
30
39,106.19
39,106.19
39,106.19
0.00
9.88%
10.01%
30/360
4.869000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
D
30
79,252.38
79,252.38
79,252.38
0.00
7.88%
7.98%
30/360
4.934000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
E
30
37,646.32
37,646.32
37,646.32
0.00
7.00%
7.10%
30/360
5.357000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
F
30
44,495.43
44,495.43
44,495.43
0.00
6.00%
6.08%
30/360
5.540000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
G
30
50,053.90
50,053.90
50,053.90
0.00
4.88%
4.94%
30/360
5.540000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
H
30
50,085.02
50,085.02
50,085.02
0.00
3.75%
3.80%
30/360
5.543444815%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
J
30
20,067.12
20,067.12
20,067.12
0.00
3.25%
3.30%
30/360
4.997000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
K
30
25,084.94
25,084.94
25,084.94
0.00
2.63%
2.66%
30/360
4.997000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
L
30
15,049.30
15,049.30
15,049.30
0.00
2.25%
2.28%
30/360
4.997000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
M
30
20,067.12
20,067.12
20,067.12
0.00
1.75%
1.77%
30/360
4.997000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
N
30
10,031.48
10,031.48
10,031.48
0.00
1.50%
1.52%
30/360
4.997000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
O
30
5,017.82
5,017.82
5,017.82
0.00
1.38%
1.39%
30/360
4.997000000%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
P
30
55,183.26
57,469.12
54,946.09
2,523.04
0.00%
0.00%
30/360
4.997000000%
)
(237.18
2,285.86
0.00
0.00
0.00
0.00
0.00
0.00
X-1
30
32,944.91
32,944.91
32,944.91
0.00
NA
NA
30/360
0.041563626%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
X-2
30
865,754.99
865,754.99
865,754.99
0.00
NA
NA
30/360
1.117727291%
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
4,393,945.37
4,396,231.23
4,393,708.20
2,523.04
)
(237.18
2,285.86
0.00
(2) Accrued - Deductions + Additions Interest
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
08-Dec-2004 - 09:47 (P923 - P969) (c) 2004 LaSalle Bank N.A.

(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).

Deutsche Mortgage & Asset Receiving Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Dec-04
10-Dec-04
10-Nov-04
10-Jan-05
30-Nov-04
COMM 2004-LNB2
Commercial Mortgage Pass-Through Certificates
ABN AMRO Acct: 721731.1
Interest Adjustments Summary
Statement Date
0.00
0.00
0.00
0.00
Special Servicing Fees
Workout Fees
Liquidation Fees
Legal Fees
0.00
0.00
Misc. Fees & Expenses Paid by/to Servicer
Interest Paid to Servicer on Outstanding Advances
237.18
0.00
ASER Interest Advance Reduction
Interest Not Advanced (Current Period)
Recoup of Prior Advances by Servicer
0.00
0.00
Servicing Fees Paid Servicer on Loans Not Advanced
Misc. Fees & Expenses Paid by Trust
0.00
0.00
0.00
Shortfall Due to Rate Modification
Total Shortfall Allocated to the Bonds
Total Interest Adjustment to the Bonds
237.18
Shortfall Allocated to the Bonds:
Excess Allocated to the Bonds:
Other Interest Proceeds Due the Bonds
Yield Maintenance Penalties Due the Bonds
Prepayment Penalties Due the Bonds
Recovered ASER Interest Due the Bonds
Recovered Interest Due the Bonds
Less Total Shortfall Allocated to the Bonds
Total Excess Allocated to the Bonds
0.00
0.00
Total Excess Allocated to the Bonds
)
(237.18
)
(237.18
Aggregate Interest Adjustment Allocated to the Bonds
0.00
0.00
0.00
0.00
Prepayment Interest Excess Due the Bonds
0.00
ARD Excess Interest
0.00
0.00
0.00
Net Prepayment Int. Shortfalls Allocated to the Bonds
Other Interest Loss

08-Dec-2004 - 09:47 (P923 - P969) (c) 2004 LaSalle Bank N.A.

Deutsche Mortgage & Asset Receiving Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Dec-04
10-Dec-04
10-Nov-04
10-Jan-05
30-Nov-04
COMM 2004-LNB2
Commercial Mortgage Pass-Through Certificates
ABN AMRO Acct: 721731.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
LR
20047BAP3
NR
NR
NR
A-1
20047AAA8
AAA
NR
AAA
A-2
20047AAB6
AAA
NR
AAA
A-3
20047AAC4
AAA
NR
AAA
A-4
20047AAD2
AAA
NR
AAA
B
20047AAE0
AA
NR
AA
C
20047AAF7
AA-
NR
AA-
D
20047AAG5
A
NR
A
E
20047AAH3
A-
NR
A-
F
20047BAC2
BBB+
NR
BBB+
G
20047BAD0
BBB
NR
BBB
H
20047BAE8
BBB-
NR
BBB-
J
20047BAF5
BB+
NR
BB+
K
20047BAG3
BB
NR
BB
L
20047BAH1
BB-
NR
BB-
M
20047BAJ7
B+
NR
B+
N
20047BAK4
B
NR
B
O
20047BAL2
B-
NR
B-
P
20047BAM0
NR
NR
NR
X-1
20047BAA6
AAA
NR
AAA
X-2
20047BAB4
AAA
NR
AAA
R
20047BAN8
NR
NR
NR

08-Dec-2004 - 09:47 (P923 - P969) (c) 2004 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Deutsche Mortgage & Asset Receiving Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Dec-04
10-Dec-04
10-Nov-04
10-Jan-05
30-Nov-04
COMM 2004-LNB2
Commercial Mortgage Pass-Through Certificates
ABN AMRO Acct: 721731.1
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
LR
20047BAP3
NR
NR
NR

08-Dec-2004 - 09:47 (P923 - P969) (c) 2004 LaSalle Bank N.A.
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to LaSalle within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, LaSalle recommends that investors obtain current rating information directly from the rating agency.

Deutsche Mortgage & Asset Receiving Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Dec-04
10-Dec-04
10-Nov-04
10-Jan-05
30-Nov-04
COMM 2004-LNB2
Commercial Mortgage Pass-Through Certificates
Asset-Backed Facts ~ 15 Month Historical Loan Status Summary
Distribution
Date
Delinq 1 Month
Delinq 2 Months
Delinq 3+ Months
Foreclosure
REO
Modifications
Specially Serviced
Bankruptcy
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
# Balance
Delinquency Aging Categories
Special Event Categories (1)
Statement Date:
ABN AMRO Acct: 721731.1
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
10-Dec-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
10-Nov-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
12-Oct-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
10-Sep-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
10-Aug-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
1.11%
0.26%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
12-Jul-04
1
2,477,907
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
10-Jun-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
10-May-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
0.00%
0.00%
0.00%
0.00%
0
0.00%
0
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
0.00%
12-Apr-04
0
0
0
0
0
0
0
0
0
0
0
0
0
0
(1) Note: Modification, Specially Serviced & Bankruptcy Totals are Included in the Appropriate Delinquency Aging Category

08-Dec-2004 - 09:47 (P923 - P969) (c) 2004 LaSalle Bank N.A.

Deutsche Mortgage & Asset Receiving Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Dec-04
10-Dec-04
10-Nov-04
10-Jan-05
30-Nov-04
COMM 2004-LNB2
Asset-Backed Facts ~ 15 Month Historical Payoff/Loss Summary
Distribution
Date
Ending Pool (1)
Payoffs(2)
Penalties
Appraisal Reduct. (2)
Liquidations (2)
Realized Losses (2)
Remaining Term
Curr Weighted Avg.
# Balance
# Balance
# Amount
# Balance
# Balance
# Amount
Life
Coupon Remit
Statement Date:
Amort
ABN AMRO Acct: 721731.1
Commercial Mortgage Pass-Through Certificates
10-Dec-04
90
100.00%
950,516,901
98.63%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
100
343
5.58%
5.54%
0
0
0
0
10-Nov-04
90
100.00%
951,165,679
98.69%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
101
344
5.74%
5.70%
0
0
0
0
12-Oct-04
90
100.00%
951,690,353
98.75%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
102
345
5.58%
5.54%
0
0
0
0
10-Sep-04
90
100.00%
952,292,613
98.81%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
103
346
5.74%
5.70%
0
0
0
0
10-Aug-04
90
100.00%
952,811,828
98.86%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
104
347
5.74%
5.70%
1
10,386
0
0
12-Jul-04
90
100.00%
953,443,357
98.93%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
105
348
5.58%
5.54%
1
563,609
0
0
10-Jun-04
90
100.00%
961,449,605
99.76%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
106
349
5.74%
5.70%
0
0
0
0
10-May-04
90
100.00%
961,960,934
99.81%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
107
350
5.58%
5.54%
1
50,050
0
0
12-Apr-04
90
100.00%
963,074,746
99.93%
0.00%
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
0
0.00%
108
351
5.74%
5.70%
1
26,459
0
0
(1) Percentage based on pool as of cutoff. (2) Percentage based on pool as of beginning of period.

08-Dec-2004 - 09:47 (P923 - P969) (c) 2004 LaSalle Bank N.A.

Deutsche Mortgage & Asset Receiving Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Dec-04
10-Dec-04
10-Nov-04
10-Jan-05
30-Nov-04
COMM 2004-LNB2
Commercial Mortgage Pass-Through Certificates
ABN AMRO Acct: 721731.1
Defeased Loans
Statement Date:
Disclosure
Control #
08-Dec-2004 - 09:47 (P923 - P969) (c) 2004 LaSalle Bank N.A.

Deutsche Mortgage & Asset Receiving Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Dec-04
10-Dec-04
10-Nov-04
10-Jan-05
30-Nov-04
COMM 2004-LNB2
Commercial Mortgage Pass-Through Certificates
ABN AMRO Acct: 721731.1
Delinquent Loan Detail
Disclosure
Control #
Paid
Thru
Date
Current P&I
Advance
Outstanding
P&I
Advances**
Out. Property
Protection
Advances
Loan
Status
Code (1)
Special
Servicer
Transfer Date
Foreclosure
Date
Bankruptcy
Date
REO
Date
Statement Date:
1-Nov-04
117,927.41
117,927.41
0.00
A
12
1-Nov-04
77,403.84
77,403.84
0.00
A
19
1-Nov-04
56,281.06
56,281.06
0.00
A
24
1-Nov-04
33,421.57
33,421.57
0.00
A
25
1-Nov-04
24,888.42
24,888.42
0.00
A
26
1-Nov-04
54,028.25
54,028.25
0.00
A
30
1-Nov-04
44,362.03
44,362.03
0.00
A
31
1-Nov-04
43,480.06
43,480.06
0.00
A
33
1-Nov-04
26,320.00
26,320.00
0.00
A
39
1-Nov-04
35,288.95
35,288.95
0.00
A
42
1-Nov-04
30,556.65
30,556.65
0.00
A
45
1-Nov-04
27,258.48
27,258.48
0.00
A
47
1-Nov-04
27,288.36
27,288.36
0.00
A
48
1-Nov-04
23,548.39
23,548.39
0.00
A
53
1-Nov-04
16,680.11
16,680.11
0.00
A
63
1-Nov-04
16,680.11
16,680.11
0.00
A
64
1-Nov-04
16,496.51
16,496.51
0.00
A
65
1-Nov-04
15,485.54
15,485.54
0.00
A
67
1-Nov-04
13,109.60
13,109.60
0.00
A
70
1-Nov-04
12,755.37
12,755.37
0.00
A
71
1-Nov-04
11,835.48
11,835.48
0.00
A
73
1-Nov-04
11,038.31
11,038.31
0.00
A
74
1-Nov-04
11,157.38
11,157.38
0.00
A
76
1-Nov-04
9,075.89
9,075.89
0.00
A
81
1-Nov-04
9,365.18
9,365.18
0.00
A
82
1-Nov-04
9,157.47
9,157.47
0.00
A
83
1-Nov-04
8,707.78
8,707.78
0.00
A
85
08-Dec-2004 - 09:47 (P923 - P969) (c) 2004 LaSalle Bank N.A.

A. In Grace Period
1. Delinq. 1 month
2. Delinq. 2 months
3. Delinquent 3 + months
4. Performing Matured Balloon
** Outstanding P&I Advances include the current period P&I Advances and may include Servicer and Trust Advances.
7. Foreclosure
9. REO
B. Late Payment but < 1 month delinq.
5. Non Performing Matured Balloon

Deutsche Mortgage & Asset Receiving Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Dec-04
10-Dec-04
10-Nov-04
10-Jan-05
30-Nov-04
COMM 2004-LNB2
Commercial Mortgage Pass-Through Certificates
ABN AMRO Acct: 721731.1
Delinquent Loan Detail
Disclosure
Control #
Paid
Thru
Date
Current P&I
Advance
Outstanding
P&I
Advances**
Out. Property
Protection
Advances
Loan
Status
Code (1)
Special
Servicer
Transfer Date
Foreclosure
Date
Bankruptcy
Date
REO
Date
Statement Date:
1-Nov-04
7,205.57
7,205.57
0.00
A
87
1-Nov-04
7,205.57
7,205.57
0.00
A
88
1-Nov-04
7,576.78
7,576.78
0.00
A
89
805,586.13
805,586.13
Total
08-Dec-2004 - 09:47 (P923 - P969) (c) 2004 LaSalle Bank N.A.

A. In Grace Period
1. Delinq. 1 month
2. Delinq. 2 months
3. Delinquent 3 + months
4. Performing Matured Balloon
** Outstanding P&I Advances include the current period P&I Advances and may include Servicer and Trust Advances.
7. Foreclosure
9. REO
B. Late Payment but < 1 month delinq.
5. Non Performing Matured Balloon

Deutsche Mortgage & Asset Receiving Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Dec-04
10-Dec-04
10-Nov-04
10-Jan-05
30-Nov-04
COMM 2004-LNB2
Commercial Mortgage Pass-Through Certificates
ABN AMRO Acct: 721731.1
Historical Collateral Level Prepayment Report
Disclosure
Control #
Payoff
Period
Initial
Balance
Type
Payoff
Amount
Penalty
Amount
Prepayment
Date
Maturity
Date
Property
Type
Geographic
Location
Statement Date:
Cumulative
Current
08-Dec-2004 - 09:47 (P923 - P969) (c) 2004 LaSalle Bank N.A.

Deutsche Mortgage & Asset Receiving Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Dec-04
10-Dec-04
10-Nov-04
10-Jan-05
30-Nov-04
COMM 2004-LNB2
Commercial Mortgage Pass-Through Certificates
ABN AMRO Acct: 721731.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
VA
5.22400%
1-Mar-14
COM4LNBC
Retail
0.00
147,500,000
642,117
1
5.48911%
1-Dec-13
COM4LNBB
Office
0.00
76,768,873
351,161
2
DC
6.12450%
1-Dec-18
COM4LNBA
Office
0.00
68,500,000
349,607
3
NV
5.45282%
1-Aug-13
COM4LNBA
Retail
0.00
55,045,863
316,306
4
UT
5.24000%
1-Feb-11
COM4LNBA
Multifamily
0.00
35,000,000
152,833
5
NY
5.91000%
1-Jan-14
COM4LNBA
Office
0.00
30,000,000
147,750
6
WA
5.54000%
1-Nov-10
COM4LNBA
Retail
0.00
25,971,755
148,278
7
IL
5.30500%
1-Nov-08
COM4LNBA
Retail
0.00
25,718,044
144,960
8
NY
4.96000%
1-Nov-08
COM4LNBA
Multifamily
0.00
23,657,605
128,385
9
TX
5.60000%
1-Jan-09
COM4LNBA
Office
0.00
23,333,210
135,483
10
FL
5.98000%
1-Jan-14
COM4LNBA
Multifamily
0.00
22,265,436
134,610
11
UT
5.44000%
1-Dec-08
COM4LNBA
Office
0.00
20,733,410
118,446
A
12
MI
5.36000%
1-Feb-14
COM4LNBA
Retail
0.00
19,782,697
111,807
13
CO
4.93000%
1-Feb-09
COM4LNBA
Multifamily
0.00
17,000,000
69,842
14
PA
5.75000%
1-Mar-14
COM4LNBA
Office
0.00
15,165,882
89,287
15
LA
5.52000%
1-Jan-11
COM4LNBA
Multifamily
0.00
14,234,458
81,942
16
TX
5.17000%
1-Dec-08
COM4LNBA
Multifamily
0.00
13,600,000
58,593
17
CA
5.95000%
1-Mar-14
COM4LNBA
Office
0.00
13,386,800
80,506
18
NC
5.96000%
1-Mar-19
COM4LNBA
Multifamily
0.00
12,911,069
77,727
A
19
DC
5.70000%
1-Nov-13
COM4LNBA
Office
0.00
12,287,036
71,389
20
NY
5.94000%
1-Nov-13
COM4LNBA
Office
0.00
12,047,809
72,675
21
PA
5.98000%
1-Dec-13
COM4LNBA
Office
0.00
11,073,375
67,006
22
FL
5.71100%
1-Jan-14
COM4LNBA
Multifamily
0.00
9,889,572
58,110
23
08-Dec-2004 - 09:47 (P923 - P969) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Deutsche Mortgage & Asset Receiving Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Dec-04
10-Dec-04
10-Nov-04
10-Jan-05
30-Nov-04
COMM 2004-LNB2
Commercial Mortgage Pass-Through Certificates
ABN AMRO Acct: 721731.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
NC
5.46000%
1-Jul-10
COM4LNBA
Multifamily
0.00
9,873,586
56,528
A
24
GA
5.93000%
1-Jan-14
COM4LNBA
Office
0.00
5,580,565
33,561
A
25
GA
5.93000%
1-Jan-14
COM4LNBA
Office
0.00
4,155,740
24,992
A
26
MD
5.60000%
1-Mar-14
COM4LNBA
Multifamily
0.00
9,116,662
52,815
27
MS
5.57400%
1-Dec-13
COM4LNBA
Multifamily
0.00
8,592,640
49,802
28
CA
5.19000%
1-Jan-09
COM4LNBA
Office
0.00
8,480,000
36,676
29
TX
6.08500%
1-Dec-13
COM4LNBA
Multifamily
0.00
8,211,896
54,234
A
30
NC
5.16000%
1-Dec-08
COM4LNBA
Office
0.00
7,355,459
44,546
A
31
GA
5.50000%
1-Feb-14
COM4LNBA
Multifamily
0.00
7,123,985
40,881
32
NC
5.60000%
1-Dec-10
COM4LNBA
Office
0.00
6,913,717
43,653
A
33
TX
6.05000%
1-Feb-14
COM4LNBA
Multifamily
0.00
2,897,483
17,631
34
TX
6.25000%
1-Feb-14
COM4LNBA
Multifamily
0.00
2,477,472
15,393
35
TX
6.18100%
1-Feb-14
COM4LNBA
Multifamily
0.00
1,486,280
9,169
36
KS
6.27000%
1-Feb-14
COM4LNBA
Mobile home park
0.00
5,820,541
38,993
37
VA
5.83000%
1-Jan-14
COM4LNBA
Mobile home park
0.00
5,836,477
34,731
38
NC
5.67000%
1-Jan-14
COM4LNBA
Multifamily
0.00
5,600,000
26,460
A
39
UT
5.75300%
1-Mar-14
COM4LNBA
Mixed use
0.00
5,451,820
32,107
40
IL
5.36000%
1-Jan-09
COM4LNBA
Office
0.00
5,409,930
30,607
41
AL
6.19000%
1-Jan-14
COM4LNBA
Multifamily
0.00
5,319,301
35,422
A
42
MO
5.28600%
1-Jan-09
COM4LNBA
Retail
0.00
5,236,040
29,385
43
CA
6.18400%
1-Sep-13
COM4LNBA
Industrial
0.00
5,030,081
31,183
44
NC
5.39000%
1-Nov-08
COM4LNBA
Office
0.00
4,947,791
30,681
A
45
CA
5.93000%
1-Jan-14
COM4LNBA
Mixed use
0.00
4,897,836
29,455
46
08-Dec-2004 - 09:47 (P923 - P969) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Deutsche Mortgage & Asset Receiving Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Dec-04
10-Dec-04
10-Nov-04
10-Jan-05
30-Nov-04
COMM 2004-LNB2
Commercial Mortgage Pass-Through Certificates
ABN AMRO Acct: 721731.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
WI
5.85000%
1-Dec-10
COM4LNBA
Mobile home park
0.00
4,586,034
27,373
A
47
NC
5.88000%
1-Jan-19
COM4LNBA
Multifamily
0.00
4,580,681
27,403
A
48
FL
5.97100%
1-Feb-14
COM4LNBA
Retail
0.00
4,555,991
27,494
49
MI
5.66000%
1-Oct-13
COM4LNBA
Multifamily
0.00
4,534,663
26,582
50
FL
5.31000%
1-Nov-10
COM4LNBA
Retail
0.00
4,169,756
23,516
51
NC
5.48000%
1-Jan-09
COM4LNBA
Mobile home park
0.00
4,151,312
23,794
52
MS
6.25000%
1-Jan-14
COM4LNBA
Multifamily
0.00
3,802,259
23,644
A
53
TX
5.87000%
1-Jan-14
COM4LNBA
Retail
0.00
3,660,503
21,875
54
MI
5.75000%
1-Jan-14
COM4LNBA
Mobile home park
0.00
3,461,669
20,425
55
WA
5.68000%
1-Dec-10
COM4LNBA
Office
0.00
3,388,619
19,864
56
NE
5.35000%
1-Jan-11
COM4LNBA
Mobile home park
0.00
3,359,507
18,986
57
NC
5.98000%
1-Jan-14
COM4LNBA
Retail
0.00
3,298,137
21,543
58
NJ
5.73000%
1-Nov-10
COM4LNBA
Industrial
0.00
3,197,729
18,867
59
FL
5.88100%
1-Feb-14
COM4LNBA
Multifamily
0.00
2,970,746
17,758
60
GA
6.00000%
1-Feb-14
COM4LNBA
Retail
0.00
2,773,377
16,787
61
TX
6.78000%
1-Apr-28
COM4LNBA
Retail
0.00
2,701,257
19,398
62
TN
6.25000%
1-Jan-14
COM4LNBA
Multifamily
0.00
2,693,266
16,748
A
63
TN
6.25000%
1-Jan-14
COM4LNBA
Multifamily
0.00
2,693,266
16,748
A
64
OH
5.76000%
1-Feb-14
COM4LNBA
Multifamily
0.00
2,591,460
16,561
A
65
VA
5.83000%
1-Jan-14
COM4LNBA
Mobile home park
0.00
2,572,007
15,305
66
NC
5.71200%
1-Jan-14
COM4LNBA
Multifamily
0.00
2,459,537
15,670
A
67
FL
5.07000%
1-Oct-08
COM4LNBA
Mobile home park
0.00
2,290,298
13,799
68
MI
5.94000%
1-Dec-13
COM4LNBA
Mobile home park
0.00
2,224,338
13,403
69
08-Dec-2004 - 09:47 (P923 - P969) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Deutsche Mortgage & Asset Receiving Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Dec-04
10-Dec-04
10-Nov-04
10-Jan-05
30-Nov-04
COMM 2004-LNB2
Commercial Mortgage Pass-Through Certificates
ABN AMRO Acct: 721731.1
Loan Level Detail
Disclosure
Control #
Group
Property
Type
Maturity
Date
PFY
DSCR
Operating
Statement
Date
Geo.
Location
Ending
Principal
Balance
Note
Rate
Scheduled
P&I
Prepayment
Amount
Prepayment
Date
Loan
Status
Code (1)
Statement Date:
OH
5.81000%
1-Feb-14
COM4LNBA
Multifamily
0.00
2,049,768
13,161
A
70
TN
6.25000%
1-Jan-14
COM4LNBA
Multifamily
0.00
2,059,557
12,807
A
71
VA
5.83000%
1-Jan-14
COM4LNBA
Mobile home park
0.00
1,978,467
11,773
72
TX
6.25000%
1-Feb-14
COM4LNBA
Mobile home park
0.00
1,912,608
11,883
A
73
NC
6.25000%
1-Jan-14
COM4LNBA
Multifamily
0.00
1,782,309
11,083
A
74
FL
6.12000%
1-Jan-14
COM4LNBA
Multifamily
0.00
1,723,537
11,404
75
OK
5.93000%
1-Jan-14
COM4LNBA
Mobile home park
0.00
1,722,681
11,201
A
76
CA
5.98000%
1-Jan-14
COM4LNBA
Mobile home park
0.00
1,682,277
10,171
77
MI
5.80000%
1-Jan-14
COM4LNBA
Multifamily
0.00
1,574,477
10,114
78
AZ
5.43000%
1-Jan-09
COM4LNBA
Mobile home park
0.00
1,502,195
8,564
79
OR
5.89000%
1-Jan-14
COM4LNBA
Mobile home park
0.00
1,434,588
8,591
80
OH
5.81000%
1-Feb-14
COM4LNBA
Multifamily
0.00
1,419,070
9,111
A
81
NY
6.25000%
1-Dec-13
COM4LNBA
Multifamily
0.00
1,402,085
9,400
A
82
TX
6.05000%
1-Feb-14
COM4LNBA
Multifamily
0.00
1,400,161
9,193
A
83
IL
5.33500%
1-Aug-13
COM4LNBA
Multifamily
0.00
1,348,044
7,649
84
TX
5.99000%
1-Feb-14
COM4LNBA
Multifamily
0.00
1,338,838
8,741
A
85
FL
6.04500%
1-Feb-14
COM4LNBA
Mobile home park
0.00
1,312,522
7,982
86
AL
6.25000%
1-Jan-14
COM4LNBA
Multifamily
0.00
1,163,451
7,235
A
87
AL
6.25000%
1-Jan-14
COM4LNBA
Multifamily
0.00
1,163,451
7,235
A
88
TX
6.04000%
1-Jan-14
COM4LNBA
Mobile home park
0.00
1,157,976
7,606
A
89
FL
5.87000%
1-Jan-14
COM4LNBA
Mobile home park
0.00
984,232
6,364
90
950,516,901
5,072,536
0
08-Dec-2004 - 09:47 (P923 - P969) (c) 2004 LaSalle Bank N.A.

* NOI and DSCR, if available and reportable under the terms of the trust agreement, are based on information obtained from the related borrower, and no other party to the agreement shall be held liable for the accuracy or methodology used to determine such figures.
(1) Legend:
A. In Grace Period
B. Late Payment but < 1 month delinq
1. Delinquent 1 month
2. Delinquent 2 months
3. Delinquent 3+ months
4. Performing Matured Balloon
7. Foreclosure
9. REO
5. Non Performing Matured Ballon

Deutsche Mortgage & Asset Receiving Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Dec-04
10-Dec-04
10-Nov-04
10-Jan-05
30-Nov-04
COMM 2004-LNB2
Commercial Mortgage Pass-Through Certificates
ABN AMRO Acct: 721731.1
Specially Serviced (Part I) ~ Loan Detail (End of Period)
Disclosure
Control #
Servicing
Xfer Date
Balance
Note
Rate
Maturity
Date
Remaining
Property
Type
Geo.
Location
NOI
DSCR
NOI
Date
Schedule
Actual
Life
Statement Date:
Loan
Status
Code(1)
Not Avail
Not Avail Not Avail
08-Dec-2004 - 09:47 (P923 - P969) (c) 2004 LaSalle Bank N.A.

(1) Legend:
A. P&I Adv - in Grace Period
B. P&I Adv - < one month delinq
1. P&I Adv - delinquent 1 month
2. P&I Adv - delinquent 2 months
3. P&I Adv - delinquent 3+ months
4. Mat. Balloon/Assumed P&I
7. Foreclosure
9. REO
5. Non Performing Mat. Balloon

Deutsche Mortgage & Asset Receiving Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Dec-04
10-Dec-04
10-Nov-04
10-Jan-05
30-Nov-04
COMM 2004-LNB2
Commercial Mortgage Pass-Through Certificates
ABN AMRO Acct: 721731.1
Specially Serviced Loan Detail (Part II) ~ Servicer Comments (End of Period)
Disclosure
Control #
Resolution
Strategy
Comments
Statement Date:
08-Dec-2004 - 09:47 (P923 - P969) (c) 2004 LaSalle Bank N.A.

Deutsche Mortgage & Asset Receiving Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Dec-04
10-Dec-04
10-Nov-04
10-Jan-05
30-Nov-04
COMM 2004-LNB2
Commercial Mortgage Pass-Through Certificates
Historical Collateral Level REO Report
Property
Type
Statement Date:
State
Actual
Balance
Scheduled
Balance
Recent
Appraisal
Value
Appraisal
Reduction
Amount
Date
Liquidated
Liquidation
Proceeds
Liquidation
Expenses
Realized
Loss
Disclosure
Control #
REO
Date
City
Appraisal
Date
ABN AMRO Acct: 721731.1
08-Dec-2004 - 09:47 (P923 - P969) (c) 2004 LaSalle Bank N.A.

Deutsche Mortgage & Asset Receiving Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Dec-04
10-Dec-04
10-Nov-04
10-Jan-05
30-Nov-04
COMM 2004-LNB2
Commercial Mortgage Pass-Through Certificates
ABN AMRO Acct: 721731.1
Modified Loan Detail
Disclosure
Control #
Modification
Date
Cutoff
Maturity
Date
Modification
Description
Modified
Maturity
Date
Statement Date:
08-Dec-2004 - 09:47 (P923 - P969) (c) 2004 LaSalle Bank N.A.

Deutsche Mortgage & Asset Receiving Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Dec-04
10-Dec-04
10-Nov-04
10-Jan-05
30-Nov-04
COMM 2004-LNB2
Commercial Mortgage Pass-Through Certificates
ABN AMRO Acct: 721731.1
ASER Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
ASER
Prin
Balance
ASER Prin
ADV Reduction
Amount
Current Appraisal
Reduction Date
Current Appraisal
Reduction
Amount
Cumulative
ASER
Amount
Statement Date:
ASER Int
ADV Reduction
Amount
08-Dec-2004 - 09:47 (P923 - P969) (c) 2004 LaSalle Bank N.A.

Deutsche Mortgage & Asset Receiving Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Dec-04
10-Dec-04
10-Nov-04
10-Jan-05
30-Nov-04
COMM 2004-LNB2
Commercial Mortgage Pass-Through Certificates
ABN AMRO Acct: 721731.1
Appraisal Reduction Detail
Disclosure
Control#
Appraisal
Red. Date
Scheduled
Balance
ASER
Note
Rate
Maturity
Date
Property
Type
Geographic
Location
Appraisal
Value Date
DSCR
Statement Date:
Remaining Term
Life
ARA
Amount
Current P&I
Advance

08-Dec-2004 - 09:47 (P923 - P969) (c) 2004 LaSalle Bank N.A.

Deutsche Mortgage & Asset Receiving Corporation
Payment Date:
Prior Payment:
Next Payment:
Record Date:
10-Dec-04
10-Dec-04
10-Nov-04
10-Jan-05
30-Nov-04
COMM 2004-LNB2
Commercial Mortgage Pass-Through Certificates
ABN AMRO Acct: 721731.1
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Realized
Loss
Statement Date:
Current Total
Cumulative
08-Dec-2004 - 09:47 (P923 - P969) (c) 2004 LaSalle Bank N.A.

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..